ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1996.



                                          /s/ Linda G. Alvarado
                                          ----------------------------
                                          Linda G. Alvarado

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or direc-tor or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Regis-tration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The under-signed hereby ratifies and approves the actions of said attor-neys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ Orin R. Smith
                                          ----------------------------
                                          Orin R. Smith

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ Marion H. Antonini
                                          ----------------------------
                                          Marion H. Antonini

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ William R. Loomis, Jr.
                                          ----------------------------
                                          William R. Loomis, Jr.

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ L. Donald LaTorre
                                          ----------------------------
                                          L. Donald LaTorre

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ Norma T. Pace
                                          ----------------------------
                                          Norma T. Pace

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ James V. Napier
                                          ----------------------------
                                          James V. Napier

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 8th day of May, 1996.



                                          /s/ Reuben F. Richards
                                          ----------------------------
                                          Reuben F. Richards

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ Henry R. Slack
                                          ----------------------------
                                          Henry R. Slack

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of May, 1996.



                                          /s/ Douglas G. Watson
                                          ----------------------------
                                          Douglas G. Watson

                           ENGELHARD CORPORATION

                             Power of Attorney


            The undersigned hereby appoints Orin R. Smith, William E. Nettles and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the under-signed, with power to act on behalf of the undersigned, to exe-cute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registation Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering up to $350,000,000 of debt and equity securities of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and per-form, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 8th day of May, 1996.



                                          /s/ Anthony W. Lea
                                          ----------------------------
                                          Anthony W. Lea